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                                                                   Exhibit 10.20

                              CONSENT AND AGREEMENT
                       (ARCHITECTURAL SERVICES AGREEMENT)


                          Dated as of January 23, 2004


                                       by


                        PREMIER ENTERTAINMENT BILOXI LLC,
                      a Delaware limited liability company,


                          PREMIER FINANCE BILOXI CORP,
                             a Delaware corporation,


                                       and


                              PAUL STEELMAN, LTD.,
                              a Nevada corporation

                                                               EXECUTION VERSION

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                              CONSENT AND AGREEMENT
                       (ARCHITECTURAL SERVICES AGREEMENT)

          This CONSENT AND AGREEMENT (ARCHITECTURAL SERVICES AGREEMENT) (the "CONSENT"), dated as of January 23, 2004, is executed by PAUL STEELMAN, LTD., a Nevada corporation (the "UNDERSIGNED"), PREMIER ENTERTAINMENT BILOXI LLC (d/b/a Hard Rock Hotel & Casino Biloxi), a Delaware limited liability company ("PREMIER"), and PREMIER FINANCE BILOXI CORP, a Delaware corporation ("PFC," jointly and severally with Premier, the "ISSUER"), for the benefit of U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee under the Indenture (as defined below) (together with its successors and assigns from time to time under the Indenture, the "TRUSTEE").

                                    RECITALS

          A. THE FACILITY. Premier proposes to develop, construct and operate the Hard Rock Hotel & Casino Biloxi, a full service gaming, hotel and entertainment resort and certain related amenities to be developed upon approximately 8.5 acres along the Mississippi Gulf Coast in Biloxi, Mississippi (the "FACILITY").

          B. FIRST MORTGAGE NOTES. Concurrently herewith, the Issuer is issuing $160,000,000 in aggregate principal amount of its 10 3/4% First Mortgage Notes due 2012 (together with all other notes issued under the Indenture, including all notes issued in exchange or replacement thereof, the "FIRST MORTGAGE NOTES"), pursuant to that certain Indenture dated as of January 23, 2004, among the Issuer and the Trustee (as amended, modified or supplemented from time to time, the "INDENTURE"), to finance Project Costs.

          C. SUBORDINATED NOTE. Concurrently herewith, Premier is issuing a subordinated note (the "SUBORDINATED NOTE") to Rank America, Inc. in an amount equal to $10,000,000 to finance Project Costs.

          D. ARCHITECT AGREEMENT. The Undersigned and Premier have entered into that certain Standard From of Agreement Between Owner and Architect dated as of November 21, 2003 pursuant to which the Undersigned has agreed to design and prepare documents, specifications and drawings in connection with the Facility (as amended and supplemented or modified from time to time in accordance with its terms and the terms hereof, the "CONTRACT").

          E. INTERCREDITOR AGREEMENT. Concurrently herewith, the Trustee and Rank America, Inc. will enter into an Intercreditor Agreement pursuant to which the parties thereto will agree to certain provisions, including the subordination of the Subordinated Note, the first priority liens in favor of the Trustee on behalf of the holders from time to time of the First Mortgage Notes (collectively, the "SECURED PARTIES") and the limitations on rights of enforcement upon default and the application of proceeds upon enforcement.

          F. SECURITY AGREEMENT. Pursuant to that certain Pledge and Security Agreement dated as of January 23, 2004 (the "SECURITY AGREEMENT"), by and between Premier, PFC, the Trustee and the other parties named therein, Premier has collaterally assigned its interest under the contracts between Premier and any person pertaining to the construction of the Facility, including the Contract (the "CONSTRUCTION CONTRACTS") to the Trustee on behalf of the Secured Parties.

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          G.   DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein which are defined in the Agreement, shall have the meaning assigned to such terms in the Security Agreement.

                                    AGREEMENT

          NOW THEREFORE, the Undersigned hereby agree as follows:

          1. The Undersigned consents to Premier's transfer, assignment, grant of a security interest and all other provisions described in the Security Agreement, and agrees with the Trustee as follows:

               (a) The Trustee shall be entitled (but not obligated) to exercise all rights and to cure any defaults of Premier under the Contract. Upon receipt of notice from the Trustee, the Undersigned agrees to accept such exercise and cure by the Trustee and to render all performance due by it under the Contract and this Consent to the Secured Parties. The Undersigned agrees to make all payments to be made by it under the Contract, if any, directly to the Trustee for the benefit of the Secured Parties upon receipt of the Trustee's written instructions.

               (b) The Undersigned will not, without the prior written consent of the Trustee, (i) cancel or terminate the Contract or suspend performance of its services thereunder except as provided in the Contract and in accordance with paragraph 1(c) hereof, or consent to or accept any cancellation, termination or suspension thereof by Premier, or (ii) sell, assign or otherwise dispose (by operation of law or otherwise) of any part of its interest in the Contract. The Undersigned will not amend or modify the Contract in any respect, unless the disbursement agent has acknowledged in writing its receipt of the Construction Contract Amendment Certificate pursuant to Section 5.2 of the Cash Collateral and Disbursement Agreement entered into among the Issuer, the Trustee, such construction consultant and a disbursement agent thereunder (the "DISBURSEMENT AGREEMENT"). The Undersigned agrees to deliver duplicates or copies of all notices of default received or delivered under or pursuant to the Contract to the Trustee promptly upon receipt or delivery, as the case may be, thereof.

               (c) The Undersigned will not terminate the Contract on account of any default or breach of Premier thereunder without written notice to the Trustee and first providing to the Trustee (i) ninety (90) days from the date notice of default or breach is delivered to the Trustee to cure such default if such default is the failure to pay amounts to the Undersigned which are due and payable under the Contract or (ii) a reasonable opportunity, but not fewer than one hundred twenty (120) days, to cure such breach or default if the breach or default cannot be cured by the payment of money to the Undersigned so long as the Trustee or its designee shall have commenced to cure the breach or default within such one hundred twenty-day period and thereafter diligently pursues such cure to completion and continues to perform any monetary obligations under the Contract and all other obligations under the Contract are performed by Premier or the Trustee. If possession of the Facility is necessary to cure such breach or default, and the Trustee or its designee(s) or assignee(s) declare Premier in default and commence foreclosure proceedings, the Trustee or its designee(s) or assignee(s), will be allowed a reasonable period to complete such proceedings. If the Trustee or its designee(s) or assignee(s) are prohibited by any court order or bankruptcy or insolvency proceedings from curing the default or from commencing or prosecuting foreclosure proceedings, the foregoing time periods shall be extended by the period of such prohibition. The Undersigned consents to the transfer of Premier's interest under the Contract to the Secured Parties or any of them or a purchaser or

                                                               EXECUTION VERSION

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     grantee at a foreclosure sale by judicial or nonjudicial foreclosure and sale or by a conveyance by Premier in lieu of foreclosure and agrees that upon such foreclosure, sale or conveyance, the Undersigned shall recognize the Secured Parties or any of them or other purchaser or grantee as the applicable party under the Contract (provided that such Secured Parties or purchaser or grantee assumes the obligations of Premier under the Contract).

               (d) In the event that the Contract is rejected by a trustee or debtor-in possession in any bankruptcy or insolvency proceeding, or if the Contract is terminated for any reason other than a default which could have been but was not cured by the Trustee as provided in subparagraph (c) above, and if, within sixty (60) days after such rejection or termination, the Secured Parties or their successors or assigns shall so request, the Undersigned will execute and deliver to the Secured Parties a new Construction Contract, which Construction Contract shall be on the same terms and conditions as the original Contract.

               (e) In the event the Secured Parties or their designee(s) or assignee(s) elect to perform Premier's obligations under the Contract or to enter into a new Construction Contract as provided in subparagraph (c) or
     (d) respectively above, the Secured Parties, their designee(s) and assignee(s), shall have no personal liability to the Undersigned for the performance of such obligations, and the sole recourse of the Undersigned in seeking the enforcement of such obligations shall be to such parties' interest in the Facility.

               (f) In the event the Secured Parties or their designee(s) or assignee(s) succeed to Premier's interest under the Contract, the Secured Parties shall have the right to assign all or a pro rata interest in the Contract or a new Construction Contract entered into pursuant to subparagraph (d) to a person or entity to whom the Facility is transferred, provided such transferee assumes the obligations of Premier (or the Secured Parties) under the Contract. Upon such assignment, the Trustee and, if applicable, the Secured Parties (including their agents and employees) shall be released from any further liability thereunder to the extent of the interest assigned.

               (g) The warranties provided by the Undersigned under the Contract shall continue in full force and effect (until the expiration of the warranty periods set forth in the Contract) in the event that the Secured Parties or their designee(s) or assignee(s) succeed to Premier's interest in the Contract (whether by foreclosure, sale or other assignment) and upon the further assignment or sale of the Contract by the Secured Parties or their designee(s) or assignee(s).

               (h) The Undersigned hereby assigns to Premier (and Premier's assigns) all its interest in any subcontracts and purchase orders now existing or hereinafter entered into by the Undersigned for performance of any part of the Undersigned's obligations under the Contract (the "SUBCONTRACTS"). Such assignment shall be effective only upon the occurrence of a breach or default (after the expiration of any applicable cure preiod) by the Undersigned under the Contract or upon the termination of the Contract, and then only as to those Subcontracts which Premier (or its assigns) at such time accepts in writing. The Undersigned also grants a security interest to Premier (and Premier's assigns) in all of its interest in all Subcontracts as security for the Undersigned's obligations under the Contract. The Undersigned hereby further assigns to Premier (and Premier's assigns) all of its rights with respect to any warranties under all Subcontracts. Each Subcontract hereinafter entered into by the Undersigned shall contain a consent by the subcontractor thereunder to the foregoing assignments set forth in this subparagraph (h).

                                                               EXECUTION VERSION

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               (j)  The Undersigned hereby agrees (i) to cooperate with
     Professional Associates Construction Services, Inc. or any other person designated from time to time by the Trustee to serve as construction consultant under the Disbursement Agreement (the "INDEPENDENT CONSTRUCTION CONSULTANT") to facilitate performance of its duties to monitor the progress of the construction of the Facility, (ii) to deliver to the Independent Construction Consultant copies of all notices and progress reports delivered to Premier pursuant to the Contract, (iii) to meet with the Independent Construction Consultant to discuss the status and progress of construction of the Facility whenever reasonably requested by the Independent Construction Consultant and (iv) to include the Independent Construction Consultant in all material meetings with the Premier related to the development and construction of the Facility.

               (k) The Undersigned agrees and acknowledges that as a condition to receiving payment in respect of each Applications for Payment (as defined in the Contract) it will, in addition to the requirements of the Contract, be required to deliver to the Disbursement Agent a certificate in the form of EXHIBIT 3 to EXHIBIT C-1 to the Disbursement Agreement.

          2.   The Undersigned hereby represents, warrants and certifies that:

               (a) The execution, delivery and performance by the Undersigned of the Contract and this Consent has been duly authorized by all necessary corporate action, and does not and will not require any further consents or approvals which have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or breach any agreement presently in effect with respect to or binding on the Undersigned.

               (b) This Consent and the Contract are legal, valid and binding obligations of the Undersigned, enforceable against the Undersigned in accordance with their respective terms.

               (c) All government approvals necessary for the execution, delivery and performance by the Undersigned of its obligations under the Contract have been obtained and are in full force and effect.

               (d) The Undersigned has delivered to the Trustee a true and correct copy of the Contract including all amendments and modifications thereto, up to the date hereof. As of the date hereof, the Contract is in full force and effect and constitutes the only agreement between the Undersigned and Premier with respect to the matters and interest described therein.

               (e) The Undersigned has fulfilled all of its obligations under the Contract to the date hereof. To the Undersigned's knowledge, Premier has fulfilled all of its obligations under the Contract to the date hereof and there are no breaches or unsatisfied conditions presently existing (or which would exist after the passage of time and/or giving of notice) that would allow the Undersigned to terminate the Contract.

          3. All Notices required or permitted hereunder shall be in writing and shall be effective (a) upon receipt if hand delivered, (b) upon receipt if sent by facsimile and (c) if otherwise delivered, upon the earlier of receipt or two (2) Banking Days after being sent registered or certified mail, return receipt requested, with proper postage affixed thereto, or by private courier or delivery service with charges prepaid, and addressed as specified below:

                                                               EXECUTION VERSION

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                               If to the Undersigned:

                               Paul Steelman, Ltd.
                               3330 West Desert Inn Road
                               Las Vegas, NV 89102
                               Attn:  Paul Steelman
                               Telephone: (702) 873-0221
                               Facsimile: (702) 367-3565

                               If to the Trustee:

                               U.S. Bank National Association,
                               as Trustee,
                               60 Livingston Avenue
                               St. Paul, MN 55107-2292
                               Attn: Frank Leslie
                               Telephone: (651) 495-3913
                               Facsimile: (651) 495-8097

                               If to Premier:

                               Premier Entertainment Biloxi LLC
                               11400 Reichold Road
                               Gulfport, MS 39503
                               Attn: Joseph Billhimer
                               Telecopy No.: (228) 594-4021
                               Telephone No.: (228) 896-4078

                               With a copy to:

                               Duane Morris LLC
                               227 West Monroe Street, Suite 3400
                               Chicago, Illinois 60606
                               Attention:  Brian P. Kerwin, Esq.
                               Telecopy No.: (312) 499-6701
                               Telephone No.: (312) 499-6701

                               If to PFC

                               Premier Finance Biloxi Corp
                               11400 Reichold Road
                               Gulfport, MS 39503
                               Attn: Joseph Billhimer
                               Telecopy No.: (228) 594-4021
                               Telephone No.: (228) 896-4078

          4. This Consent shall be binding upon and inure to the benefit of the Undersigned, the Trustee, Premier, PFC, the Secured Parties and their respective successors, transferees and assigns (including without limitation, any entity that refinances all or any portion of the Obligations). The Undersigned agrees to confirm such continuing obligation in writing

                                                               EXECUTION VERSION

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upon the reasonable request of Premier, PFC, the Trustee, the Secured Parties or any of their respective successors, transferees or assigns. No termination, amendment, variation or waiver of any provisions of this Consent shall be effective unless in writing and signed by the Undersigned, the Trustee, Premier and PFC. This Consent shall be governed by the internal laws of the State of New York, without reference to principles of conflict of laws (other than Section 5-1401 of the New York General Obligations Law). Any dispute arising under the Consent or with respect to the Secured Parties shall be litigated in the state or federal courts of the State of New York, and the Undersigned consents to personal jurisdiction in New York with respect to any claims or disputes in connection with the foregoing.

          5. This Consent may be executed in one or more duplicate counterparts, and when executed and delivered by all the parties listed below, shall constitute a single binding agreement.

          6. All references in this Consent to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.

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                                                               EXECUTION VERSION

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          IN WITNESS WHEREOF, the Undersigned by its officer thereunto duly authorized, has duly executed this Consent as of the date first set forth above.

                                        PAUL STEELMAN, LTD.
                                        a Nevada corporation


                                        By:    /s/ Paul C. Steelman
                                              ----------------------------------
                                        Name:  Paul C. Steelman
                                              ----------------------------------
                                        Title: President
                                              ----------------------------------


                                        PREMIER ENTERTAINMENT BILOXI LLC,
                                        (d/b/a Hard Rock Hotel & Casino Biloxi), a Delaware limited liability company


                                        By:    /s/ Joseph Billhimer
                                              ----------------------------------
                                        Name:  Joseph Billhimer
                                              ----------------------------------
                                        Title: President
                                              ----------------------------------


                                        PREMIER FINANCE BILOXI CORP,
                                        a Delaware corporation


                                        By:    /s/ Joseph Billhimer
                                              ----------------------------------
                                        Name:  Joseph Billhimer
                                              ----------------------------------
                                        Title: President
                                              ----------------------------------

                                                               EXECUTION VERSION